Exhibit 10.2

Execution Version

LIMITED WAIVER TO SENIOR SECURED TERM LOAN AGREEMENT

This Limited Waiver to Senior Secured Term Loan Agreement (this “Limited Waiver”) is entered into effective as of the 31st day of January, 2017 (the “Effective Date”), by and among Sunoco LP, a Delaware limited partnership (“Borrower”), Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), and the financial institutions parties hereto as Lenders (“Lenders”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Senior Secured Term Loan Agreement, dated as of March 31, 2016 (as amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as modified by this Limited Waiver, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, Borrower has advised Administrative Agent and the Lenders that (a) beginning with the Compliance Certificate for the Fiscal Quarter ending June 30, 2016, it miscalculated the amount of its Consolidated EBITDA (and as a result its Leverage Ratio) as set forth in each of the Compliance Certificates delivered under the Credit Agreement to date (collectively, the “Miscalculations”) and (b) as a result of the Miscalculation in the Compliance Certificate for the Fiscal Quarter ending September 30, 2016, incremental interest should have been paid on the Loans because a higher Leverage Ratio should have applied from December 21, 2016 for each Interest Payment Date arising on or before the date of the next Compliance Certificate delivered pursuant to the terms of the Credit Agreement (such period, the “Applicable Period” and the failure to have paid any such incremental interest (the “Incremental Accrued Interest”) during such period, the “Incremental Accrued Interest Breach”);

WHEREAS, Borrower has requested that Administrative Agent and the Lenders constituting at least the Majority Lenders waive the Miscalculations, the Incremental Accrued Interest Breach and any and all Defaults or Events of Defaults due to the Miscalculations or the Incremental Accrued Interest Breach, in either case, on or before the Effective Date (including as a result of the existence or non-existence of any Default or Event of Default during the Applicable Period attributable to the Miscalculations or Incremental Accrued Interest Breach or the inaccuracy of any representation or warranty (including any reaffirmation thereof) regarding the Miscalculations or the Incremental Accrued Interest Breach);

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders party hereto have agreed to enter into this Limited Waiver;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent, and the Lenders hereto hereby agree as follows:

Section 1. Limited Waiver. In reliance on the representations, warranties, covenants and

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agreements contained in this Limited Waiver, subject to the terms and conditions precedent set forth in Section 2 hereof, the Administrative Agent and the Lenders hereby agree that, as of the Effective Date, the Miscalculations, the Incremental Accrued Interest Breach and any and all Defaults or Events of Default due to the Miscalculations or the Incremental Accrued Interest Breach, in either case, on or before the Effective Date (including as a result of the existence or non-existence of any Default or Event of Default during the Applicable Period attributable to the Miscalculations or Incremental Accrued Interest Breach or the inaccuracy of any representation or warranty (including any reaffirmation thereof) regarding the Miscalculations or the Incremental Accrued Interest Breach) are hereby waived and deemed remedied for all purposes under the Loan Documents (provided that, for the avoidance of doubt, the payment by Borrower of the Incremental Accrued Interest is not waived by this Section 1).

Section 2. Conditions Precedent. The limited waiver contained in Section 1 hereof shall be subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Administrative Agent shall have received counterparts of this Limited Waiver duly executed by Borrower, the Guarantors and Lenders constituting at least the Majority Lenders.

2.2 Updated Calculations and Compliance Certificate. Administrative Agent shall have received (a) updated calculations of Borrower’s Consolidated EBITDA for each quarter from (and including) the Fiscal Quarter ending June 30, 2016 and (b) an updated Compliance Certificate with respect to the Fiscal Quarter ending September 30, 2016, in each case, reflecting its correct Consolidated EBITDA and Leverage Ratio calculations for such periods.

2.3 Interest. Borrower shall have paid to the Administrative Agent, for the account of each Lender, the Incremental Accrued Interest and any accrued Default Rate interest with respect thereto.

2.4 Revolving Credit Agreement Limited Waiver. Administrative Agent shall have received a duly executed copy of a limited waiver to the Revolving Credit Agreement in form and substance reasonably satisfactory to Administrative Agent; provided that a limited waiver in form and substance substantially the same as this Limited Waiver shall be deemed reasonably satisfactory to Administrative Agent.

2.5 No Default. After giving effect to the limited waiver set forth in Section 1 hereof, no Default or Event of Default shall have occurred which is continuing.

Section 3. Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Limited Waiver, Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

3.1 Reaffirmation of Existing Representations and Warranties. After giving effect to the limited waiver set forth in Section 1 hereof, each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof, except to the extent that such representations and warranties

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specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date.

3.2 No Default or Event of Default. After giving effect to the limited waiver set forth in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

3.3 Acknowledgment of No Defenses. As of the Effective Date, to the knowledge of Borrower, Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower or any Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

Section 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as modified hereby, remain in full force and effect. The limited waiver contemplated hereby shall not limit or impair any Lien securing the Obligations, each of which is hereby ratified and affirmed. The execution, delivery and effectiveness of this Limited Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor, except as expressly provided in Section 1 hereof, constitute a waiver or amendment of any provision of any of the Loan Documents.

4.2 Limited Waiver. The limited waiver granted in Section 1 hereof is a one time waiver limited solely to the Miscalculations, the Incremental Accrued Interest Breach and any and all Defaults or Events of Default arising therefrom on or prior to the Effective Date, and nothing contained herein shall be deemed a consent to, or waiver of, any other Default or Event of Default or action or inaction of Borrower, any Guarantor or any of Borrower’s Subsidiaries which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document. Neither the Lenders nor Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any other provision of the Credit Agreement or any other Loan Document. Nothing contained herein shall constitute any course of dealing or other basis for altering any obligation of Borrower or any right, privilege or remedy of Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents.

4.3 Parties in Interest. All of the terms and provisions of this Limited Waiver shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.4 Counterparts. This Limited Waiver may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.

4.5 Complete Agreement. THIS LIMITED WAIVER, THE CREDIT

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AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Limited Waiver are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Limited Waiver, nor affect the meaning thereof.

4.7 Effectiveness. This Limited Waiver shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or the Lenders when counterparts hereof have been executed by Borrower, Guarantors and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.8 Governing Law. THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.9 Modification. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Limited Waiver. This Limited Waiver constitutes a Loan Document.

4.10 Release of Claims and Waiver of Defenses. In further consideration of Administrative Agent’s and the Majority Lenders’ execution of this Limited Waiver, Borrower, on behalf of itself and its successors, assigns, affiliates, officers, directors, employees and agents hereby forever, fully, unconditionally and irrevocably waives and releases Administrative Agent, the Lenders and their respective successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees and agents (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by Administrative Agent, any Lender or any other Releasee with respect to the Loan Documents and any Collateral occurring on or before the date of this Limited Waiver.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed by their respective authorized officers on the date and year first above written.

SUNOCO LP

By:	SUNOCO GP LLC, its General Partner

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent and a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

COMPASS BANK,
as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Susana Fornies
Name:	Susana Fornies
Title:	Assistant Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

DNB CAPITAL LLC, as a Lender

By:	/s/ Jodie Gildersleeve
Name:	Jodie Gildersleeve
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

MIZUHO BANK, LTD.
as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Assistant Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

TD BANK, N.A.,
as a Lender

By:	/s/ Emily Chott
Name:	Emily Chott
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

FIFTH THIRD BANK,
as a Lender

By:	/s/ Brian Anderson
Name:	Brian Anderson
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

INDUSTRIAL COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	SVP

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

BANK OF HAWAII,
as a Lender

By:	/s/ John McKenna
Name:	John McKenna
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

HUA NAN COMMERCIAL BANK LTD – LOS ANGELES BRANCH,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

TAIWAN COOPERATIVE BANK – NEW YORK BRANCH,
as a Lender

By:	/s/ Li Hua Huang
Name:	Li Hua Huang
Title:	SVP & General Manager

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

MEGA INTERNATIONAL COMMERCIAL BANK LTD, SILICON VALLEY BRANCH,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

WASATCH CLO LTD,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

RECETTE CLO, LTD.,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

UPPER TIER CORPORATE LOAN FUND 1,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

MAREA CLO LTD,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

UPLAND CLO, LTD,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

ANNISA CLO, LTD,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

NOMAD CLO LTD,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

INVESTCO SSL FUND LLC,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

NAUTIQUE FUNDING LTD,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

Each of the undersigned Guarantors (i) consents and agrees to this Limited Waiver, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Guaranty Agreement, dated as of March 31, 2016, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SUSSER PETROLEUM OPERATING COMPANY LLC
SUSSER PETROLEUM PROPERTY COMPANY LLC
SUSSER HOLDINGS CORPORATION
SUNOCO FINANCE CORP.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

STRIPES HOLDINGS LLC
SUSSER HOLDINGS, L.L.C.
STRIPES LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

MID-ATLANTIC CONVENIENCE STORES, LLC
SOUTHSIDE OIL, LLC
MACS RETAIL LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP

ALOHA PETROLEUM LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALOHA PETROLEUM, LTD.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO RETAIL, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALLIED ENERGY COMPANY LLC
DIRECT FUELS LLC
ALLIED RENEWABLE ENERGY, LLC
EMERGE ENERGY DISTRIBUTORS INC.
SUNMARKS, LLC
SUSSER PETROLEUM COMPANY LLC
STRIPES NO. 1009 LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT TO SENIOR SECURED TERM LOAN AGREEMENT

SUNOCO LP